Exhibit 99.1

QualTek Provides Business Update, Includes Q3 2021 Guidance

Blue Bell, PA., October 4, 2021/ QualTek, LLC (the “Company” or “QualTek”), a leading provider of both turnkey infrastructure services to the North American 5G wireless, telecom, and renewable energy sectors, and recovery logistics services, is providing Q3 2021 Adjusted EBITDA guidance of $40 million to $42 million. “We are pleased to report guidance for the third quarter. Our third quarter EBITDA was aided by our recovery logistics business which was deployed in September to help in the aftermath of Hurricane Ida. In addition, during the quarter we received significant contract wins from leading telecom customers and announced two acquisitions,” said Scott Hisey, CEO of QualTek.

As announced on June 16, 2021, QualTek has entered into a definitive agreement for a business combination with Roth CH Acquisition III Co. (NASDAQ: ROCR) (“ROCR”), a publicly traded special purpose acquisition company (SPAC), that would result in QualTek becoming a publicly listed company. Completion of the proposed transaction is subject to customary closing conditions and is expected to occur in the fourth quarter of 2021. For further information, please see ROCR’s preliminary proxy statement filed with the SEC on August 11, 2021.

About QualTek: Founded in 2012, QualTek is a world-class, technology driven provider of infrastructure services to the 5G wireless, telecom, and renewable energy sectors across North America, and a recovery logistics services provider. QualTek has a national footprint with more than 85 operation centers across the U.S. and a workforce of over 5,000 people. The company is also a leader in providing disaster recovery logistics services for electric utilities.

Additional Information and Where to Find It

In connection with the proposed business combination between QualTek and ROCR, ROCR has filed a preliminary proxy statement with the Securities and Exchange Commission’s (“SEC”) (as amended or supplemented from time to time, the “proxy statement”) to be distributed to holders of ROCR’s common stock in connection with ROCR’s solicitation of proxies for the vote by ROCR’s stockholders with respect to the proposed business combination and other matters as described in the proxy statement. ROCR urges investors, stockholders, and other interested persons to read the proxy statement as well as other documents filed with the SEC because these documents contain important information about ROCR, QualTek and the proposed business combination. A definitive proxy statement will be mailed to stockholders of ROCR as of a record date to be established for voting on the proposed business combination and related matters.

Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Roth CH Acquisition III Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ROCR, QualTek, their affiliates and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposals under the rules of the SEC. Information about the directors and executive officers of ROCR and their ownership is set forth in ROCR’s filings with the SEC, including the proxy statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ROCR in connection with the proposals are set forth in the proxy statement. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination between QualTek and ROCR and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCR or QualTek, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This communication contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed business combination, the anticipated benefits of the proposed business combination, and the financial condition, results of operations, earnings outlook and prospects of ROCR and/or QualTek, and may include statements for the period following the consummation of the proposed business combination.

Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCR and QualTek, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by ROCR and the following:

•	expectations regarding QualTek’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and QualTek’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement dated as of June 16, 2021, among ROCR, QualTek and the other parties thereto (the “Business Combination Agreement”);

•	the outcome of any legal proceedings that may be instituted against ROCR or QualTek following announcement of the Business Combination Agreement and the transactions contemplated therein;

•	the inability to complete the proposed business combination due to, among other things, the failure to obtain ROCR stockholder approval or ROCR’s inability to obtain the financing necessary to consummate the business combination;

•	the risk that the announcement and consummation of the proposed business combination disrupts QualTek’s current operations and future plans;

•	the ability to recognize the anticipated benefits of the proposed business combination;

•	unexpected costs related to the proposed business combination;

•	the amount of any redemptions by existing holders of ROCR’s common stock being greater than expected;

•	limited liquidity and trading of ROCR’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that ROCR and/or QualTek may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	the risks that the consummation of the proposed business combination is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCR and QualTek prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond ROCR’s and QualTek’s control. While all projections are necessarily speculative, ROCR and QualTek believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that ROCR and QualTek, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers, including as to value, are used for illustrative purpose only, are not forecasts and may not reflect actual results.

All subsequent written and oral forward-looking statements concerning the proposed business combination or other matters addressed in this communication and attributable to ROCR, QualTek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication. Except to the extent required by applicable law or regulation, ROCR and QualTek undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This communication references Adjusted EBITDA, which is a financial measure that is not prepared in accordance with United States generally accepted accounting principles (“GAAP”). This non-GAAP financial measure does not have a standardized meaning, and the definition of Adjusted EBITDA used by QualTek may be different from other, similarly named non-GAAP financial measures used by others. Although QualTek does provide guidance for Adjusted EBITDA, it is not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for QualTek to forecast. As a result, no GAAP guidance or reconciliation of QualTek’s Adjusted EBITDA guidance is provided. For the same reasons, QualTek is unable to assess the probable significance of the unavailable information, which could have a potentially significant impact on its future GAAP financial results. Further information on this non-GAAP financial measure is included in the proxy statement.

Media Contact:

Gianna Lucchesi

PR@qualtekservices.com

(484) 804-4585